UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2008

iGo, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-30907	86-0843914
(Commission File Number)	(IRS Employer Identification No.)

17800 N. Perimeter Dr., Suite 200, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)
(480) 596-0061
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Effective as of the end of the day on June 30, 2008, Robert W. Shaner retired as Chairman of the Company’s Board of Directors. Mr. Shaner will remain as a member of the Company’s Board of Directors. In connection with Mr. Shaner’s retirement as Chairman, the Board of Directors has appointed Michael J. Larson to replace Mr. Shaner as Chairman of the Board of Directors.
          The Company issued a press release on July 3, 2008 announcing the retirement of Mr. Shaner as Chairman of the Board of Directors and the appointment of Mr. Larson as Chairman of the Board of Directors, which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued July 3, 2008

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iGo, INC.

Dated: July 3, 2008	By:	/s/ Brian M. Roberts

	Name:	Brian M. Roberts
	Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Document

99.1	Press Release issued July 3, 2008